                                                                   Exhibit 24

                                POWER OF ATTORNEY

        Know all by these presents that the undersigned hereby authorizes and designates each of Hajime Uba and Brent Takao as the undersigned's agent and attorney-in-fact, with full power of substitution to:

        (1) prepare and sign on behalf of the undersigned any Form 3, Form 4 or
Form 5 under Section l6 of the Securities Exchange Act of 1934, as amended, with respect to the securities of Kura Sushi USA, Inc. (the "Corporation"), and file the same with the Securities and Exchange Commission;

        (2) prepare and sign on behalf of the undersigned any Form 144 Notice under the Securities Act of 1933, as amended, and file the same with the
Securities and Exchange Commission; and

        (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

        The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Corporation assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended, or
Section 5 of the Securities Act of 1933, as amended, or Rule 144 promulgated under such Act. This Power of Attorney shall remain in effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of and transactions in securities issued by the
Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney supersedes all prior powers of attorney the undersigned may have granted to officers of the Corporation.

Dated:        1/27/2023
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Signature: /s/ Kim Ellis
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Printed Name:     Kim Ellis
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